                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (date of earliest event reported): July 8, 1999




                                IFR SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




          DELAWARE                   0-14224                    48-1197645
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)




                     10200 West York, Wichita, Kansas 67215
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (316) 522-4981

ITEM 2.  Acquisition or Disposition of Assets.

         On July 8, 1999, Registrant completed the sale to GN Nettest A/S, GN Nettest (New York) Inc. and GN Great Britain Limited of all of Registrant's capital stock of PK Technology, Inc. and PK Technology Limited which together comprised Registrant's Optical Test & Measurement Division, for a cash sales price of approximately $43,000,000.

         The sales price was determined in arms'-length negotiations. There is no material relationship between the purchasers and the Registrant or any of its affiliates, directors or officers or any of their associates.

          A copy of the Stock Purchase Agreement is filed as Exhibit 1 to this Form 8-K and is hereby incorporated herein by reference.

          Registrant realized an after-tax gain on the sale of approximately $12,000,000. The proceeds of the sale have been used by Registrant to reduce its bank debt with $31,740,000 being used to reduce long-term debt and $11,260,000 to reduce short-term debt.

         The financial effects of such sale and other information concerning such sale are reflected in the financial statements and other information contained in Registrant's Form 10-K for the year ended March 31, 1999.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired.

   Not applicable.

     (b) Pro Forma Financial Information.

       UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
       ------------------------------------------------------

The following unaudited pro forma consolidated financial information of the Company has been prepared to reflect the sale as if the sale had been consummated at earlier dates as discussed herein.

The unaudited pro forma consolidated statement of operations and related earnings per share data for the nine month period ending March 31,1999 are based on the Company's historical results from continuing operations adjusted to reflect the impact of the sale as if it had occurred on July 1, 1998.

The unaudited pro forma consolidated balance sheet at March 31, 1999 reflects the impact of (i) exclusion of the respective OTM Division balances; (ii) recognition of the estimated net gain from the disposition of the OTM Division; and (iii) the receipt of the cash proceeds from the sale.

The unaudited pro forma consolidated financial information is not necessarily indicative of the Company's consolidated financial position or consolidated results of operations had the sale reflected therein actually been consummated on the assumed dates, nor is it necessarily indicative of the Company's consolidated financial position or consolidated results of operations for any future period.

                                IFR Systems, Inc.
                 Pro Forma Consolidated Statement of Operations
                      (In thousands, except per share data)
                                   (unaudited)


                                                        NINE MONTHS ENDED MARCH 31,1999
                                         ------------------------------------------------------------------
                                                 HISTORICAL              ADJUSTMENTS (1)       PRO FORMA
                                         ------------------------------------------------------------------
SALES                                             $ 106,159                     $ -              $ 106,159
COST OF PRODUCTS SOLD                                58,858                       -                 58,858
                                         ------------------------------------------------------------------
GROSS PROFIT                                         47,301                       -                 47,301

OPERATING EXPENSES:
     Selling                                         18,329                       -                 18,329
     Administrative                                  11,799                       -                 11,799
     Engineering                                     13,705                       -                 13,705
                                         ------------------------------------------------------------------
                                                     43,833                       -                 43,833
                                         ------------------------------------------------------------------
OPERATING INCOME                                      3,468                       -                  3,468

OTHER INCOME (EXPENSE):
     Interest income                                    578                       -                    578
     Interest expense                                (7,685)                      -                 (7,685)
     Other, net                                         (22)                      -                    (22)
                                         ------------------------------------------------------------------
                                                     (7,129)                      -                 (7,129)
                                         ------------------------------------------------------------------
LOSS FROM CONTINUING OPERATIONS
     BEFORE INCOME TAX BENEFIT                       (3,661)                      -                 (3,661)

INCOME TAX BENEFIT                                   (1,512)                      -                 (1,512)
                                         ------------------------------------------------------------------

LOSS FROM CONTINUING OPERATIONS                    $ (2,149)                    $ -               $ (2,149)
                                         ------------------------------------------------------------------
                                         ------------------------------------------------------------------

LOSS PER SHARE - BASIC:
     Loss from continuing operations                $ (0.26)                    $ -                $ (0.26)

LOSS PER SHARE - DILUTED:
     Loss from continuing operations                $ (0.26)                    $ -                $ (0.26)

AVERAGE COMMON SHARES OUTSTANDING                     8,207                                          8,207
                                         ------------------------------------------------------------------
                                         ------------------------------------------------------------------

DILUTIVE COMMON SHARES OUTSTANDING                    8,207                                          8,207
                                         ------------------------------------------------------------------
                                         ------------------------------------------------------------------


See notes to unaudited pro forma consolidated financial information.

                                IFR Systems, Inc.
                      Pro Forma Consolidated Balance Sheet
                                 (in thousands)
                                   (unaudited)

                                                                                      MARCH 31, 1999
                                                         --------------------------------------------------------------------------
                                                                   HISTORICAL             ADJUSTMENTS                  PRO FORMA
                                                         --------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                         $ 5,086               $ 43,000  (3)                 $ 48,086
    Accounts receivable - Net                                          27,306                      -                        27,306
    Inventories:
      Finished products                                                15,568                      -                        15,568
      Work in process                                                   8,811                      -                         8,811
      Materials                                                        13,650                      -                        13,650
                                                         -------------------------------------------------------------------------
                                                                       38,029                      -                        38,029
    Prepaid expenses and sundry                                         6,042                      -                         6,042
    Deferred income taxes                                               2,492                      -                         2,492
    Current assets of discontinued operations                          17,460                (17,460) (2)                        -
                                                         --------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                   96,415                 25,540                       121,955

PROPERTY AND EQUIPMENT:
    Land                                                                4,670                      -                         4,670
    Buildings                                                           8,183                      -                         8,183
    Machinery                                                          23,226                      -                        23,226
    Allowances for depreciation (deduction)                           (13,835)                     -                       (13,835)
                                                         --------------------------------------------------------------------------
                                                                       22,244                      -                        22,244
PROPERTY UNDER CAPITAL LEASE:
    Building                                                            2,757                      -                         2,757
    Machinery                                                           2,444                      -                         2,444
    Allowances for depreciation (deduction)                            (1,962)                     -                        (1,962)
                                                         --------------------------------------------------------------------------
                                                                        3,239                      -                         3,239
PROPERTY AND EQUIPMENT PENDING DISPOSITION, NET OF
    ALLOWANCES FOR DEPRECIATION                                         3,058                 (3,058) (2)                        -

OTHER ASSETS:
    Cost in excess of net assets acquired, less
      accumulated amortization                                         21,485                      -                        21,485
    Developed technology, less accumulated amortization                17,708                      -                        17,708
    Other intangibles, less accumulated amortization                   13,172                      -                        13,172
    Other                                                               2,090                      -                         2,090
    Other assets related to discontinued operations - net               7,632                 (7,632) (2)                        -
                                                         --------------------------------------------------------------------------
                                                                       62,087                 (7,632)                       54,455
                                                         --------------------------------------------------------------------------
TOTAL ASSETS                                                          187,043                 14,850                       201,893
                                                         --------------------------------------------------------------------------
                                                         --------------------------------------------------------------------------

See notes to unaudited pro forma consolidated financial information.

                           IFR Systems, Inc.
                  Pro Forma Consolidated Balance Sheet
                           (in thousands)
                             (unaudited)

                                                                                      MARCH 31, 1999
                                                               --------------------------------------------------------------
                                                                  HISTORICAL             ADJUSTMENTS               PRO FORMA
                                                               --------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Short-term bank borrowings                                          $ 17,700           $      -                 $ 17,700
    Accounts payable                                                       9,883                  -                    9,883
    Accrued compensation and payroll taxes                                 4,401                  -                    4,401
    Other liabilities and accrued expenses                                 8,890                  -                    8,890
    State and local taxes                                                    564                  -                      564
    Federal income taxes                                                     556              6,900    (4)             7,456
    Current maturity of capital lease obligations                            185                  -                      185
    Current maturity of long-term debt                                     4,250                  -                    4,250
    Current liabilities of discontinued operations                         3,823             (3,823)   (2)                 -
                                                               --------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                 50,252              3,077                   53,329

CAPITAL LEASE OBLIGATIONS                                                  3,442                  -                    3,442

LONG-TERM DEBT                                                            93,125                  -                   93,125

DEFERRED INCOME TAXES                                                     11,828                  -                   11,828

DEFERRED INCOME TAXES OF DISCONTINUED OPERATIONS                             168               (168)   (2)                 -

SHAREHOLDERS' EQUITY:
    Common Stock                                                              93                  -                       93
    Additional paid-in capital                                             7,368                  -                    7,368
    Treasury Stock                                                        (8,611)                 -                   (8,611)
    Accumulated other comprehensive loss                                  (1,187)                 -                   (1,187)
    Retained earnings                                                     30,565             11,941    (4)            42,506
                                                               --------------------------------------------------------------
Total shareholders' equity                                                28,228             11,941                   40,169








                                                               --------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $ 187,043           $ 14,850                $ 201,893
                                                               --------------------------------------------------------------
                                                               --------------------------------------------------------------


See notes to unaudited pro forma consolidated financial information.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(1) No pro forma adjustments are necessary since the historical loss from continuing operations excludes the operating results of the OTM Division. The estimated interest earned during the nine month period ending March 31, 1999, assuming the excess cash from the sale was invested on July 1, 1998, is $967,000. This assumes a 5 percent interest rate and is net of applicable income taxes. The interest income is not reflected in the pro forma adjustments. The estimated gain from the sale is discussed in (4) below.

(2) Reflects adjustments to remove OTM Division historical balance sheet amounts.

(3) Reflects the increase in cash received from the sale.

(4) Retained earnings are adjusted by the anticipated net gain resulting from the sale. The income tax effect is shown under federal income taxes. The before tax gain on the sale is anticipated to be approximately $18,841,000.


         (c)  The following exhibits are filed herewith:


              Exhibit No.       Description
              -----------       -----------
                 1              Stock Purchase Agreement, dated as of June 28,
                                1999, between GN Nettest A/S, GN Nettest (New
                                York) Inc, and GN Great Britain Limited and IFR
                                Systems, Inc.

                 2              Press release dated June 29, 1999 issued by
                                Registrant announcing the sale of its Optical
                                Test & Measurement Division



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             IFR SYSTEMS, INC.



                             By /s/ Jeffrey A Bloomer
                                ---------------------
                                Jeffrey A. Bloomer
                                Executive Vice President Treasurer and Chief
                                Financial Officer (Principal Financial and
                                Accounting Officer)

Date: July 22, 1999